UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: October 22, 2008

(Date of earliest event reported)

THRESHOLD PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32979	94-3409596
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1300 Seaport Boulevard

Redwood City, California 94063

(Address of principal executive offices) (Zip Code)

(650) 474-8200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On October 22, 2008, Threshold Pharmaceuticals, Inc. (the “Company”) issued a press release announcing that the Company has given two presentations on its clinical stage hypoxia-activated prodrug, TH-302, including preliminary results from twenty-two patients in an ongoing Phase 1 clinical trial evaluating the safety and preliminary efficacy of TH-302 in patients with advanced solid tumors. The first presentation was given at the Boston Biotech R&D Conference held on October 22, 2008 at the Harvard Medical School in Boston, Massachusetts and the second presentation was given at the European Organisation for Research and Treatment of Cancer (EORTC) conference, being held October 21–24, 2008 in Geneva, Switzerland.

A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

99.1	Press Release dated October 22, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THRESHOLD PHARMACEUTICALS, INC.

By:	/S/ JOEL A. FERNANDES
Joel A. Fernandes Senior Director, Finance and Controller

Date: October 23, 2008